DELAWARE VIP® TRUST

Delaware VIP Balanced Series
(the "Series")

Supplement to the Series' Prospectuses dated April 29, 2008

On February 26, 2009, the Board of Trustees responsible for Delaware VIP Balanced Series (the "Reorganizing Fund") approved a proposal to reorganize the Reorganizing Fund with and into Delaware Foundation® Moderate Allocation Fund (the "Acquiring Fund"), a series of Lincoln Variable Insurance Products Trust, subject to shareholder approval. The Board of Trustees responsible for the Acquiring Fund also has approved the reorganization.

The Reorganizing Fund's investment objective and policies are similar to those of the Acquiring Fund. The Reorganizing Fund seeks a balance of capital appreciation, income and preservation of capital. The Acquiring Fund seeks capital appreciation with current income as a secondary objective.

The Board of Trustees responsible for the Reorganizing Fund believes that the proposed reorganization will benefit shareholders of the Reorganizing Fund.

Effective as of the close of business on March 10, 2009, the Reorganizing Fund will be closed to new investors. Reorganizing Fund shareholders will receive a proxy statement/prospectus providing them with information about the Acquiring Fund and requesting their votes on the proposed reorganization of their Reorganizing Fund at a special meeting of shareholders to be held in May 2009. If approved, the reorganization is expected to take place in May 2009. Additionally, the Reorganizing Fund will continue to accept purchases from existing shareholders (including reinvested dividends or capital gains) until the last business day before the proposed reorganization.

Please keep this Supplement for future reference.

This Supplement is dated February 27, 2009.